Long-Term Debt	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Long-Term Debt	LONG-TERM DEBT
The Company’s notes payable were as follows as of December 31, 2021 and December 31, 2020:

(in thousands)	2021	2020
Term loan 3	$644,432	$480,000
Senior Notes	300,000	—
Less: Current portion of notes payable	(6,493)	(4,800)

	937,939	475,200
Less: debt issuance costs	(22,673)	(18,455)

Notes payable, net of current portion and debt issuance costs	$915,266	$456,745

Credit Facilities
Pursuant to a Credit Agreement with Credit Suisse and the other lenders party thereto (the “Credit Agreement”), the Company has entered into senior secured term loans (together with the revolving line of credit, the “Credit Facilities”). Obligations under the Credit Facilities are secured by substantially all of the Company’s assets. The Credit Facilities contain a financial maintenance covenant (which is for the benefit of the lenders under the revolving line of credit only), requiring the Company to not exceed a total first lien secured net debt to earnings before interest, taxes, depreciation and amortization (“EBITDA”) ratio, which is tested quarterly only if the Company has exceeded a certain amount drawn under its revolving line of credit. As of December 31, 2021, the financial covenant did not apply.
Term Loan 1
On December 23, 2016, the Company entered into Term Loan 1, which bore interest at a variable rate equal to LIBOR plus an applicable margin (7.5% as of extinguishment on November 23, 2020). Beginning on March 31, 2017, the Company was required to make quarterly principal payments, which escalated every two years, with the final payment due on June 2, 2025.
Term Loan 1 was prepaid by the Company on November 23, 2020, which resulted in the Company’s legal relief from all obligations under Term Loan 1. The Company’s prepayment of Term Loan 1 consisted of a cash payment to the lender for (1) the outstanding principal, (2) the outstanding accrued interest, and (3) legal and prepayment fees.
Term Loan 2
On June 1, 2020, the Company entered into a term loan agreement with another lender for $130.0 million. Borrowings under Term Loan 2 bore cash interest at a rate of 5.0%, payable quarterly, in addition to interest paid in-kind
(“PIK”) of 11.5% per annum. Principal and PIK interest were due on December 1, 2022.
Term Loan 2 contained specific features that required the Company to pay the lender a make-whole amount in the event of a change in control of the Company or the issuance of additional debt by the Company (each a “make-whole event”). The make-whole amount was calculated as the present value of the scheduled interest between the date of a make-whole event and December 1, 2021 by utilizing a discount rate per annum equal to the United States Treasury securities rate three days prior to the date of the make-whole event plus 0.5%. These features met the criteria to be bifurcated from the host agreement as embedded derivatives under the guidance in ASC 815. At the time the Company entered into Term Loan 2, the likelihood of a make-whole event was deemed more than remote, and the Company determined these features contained substantial value to the lender. As such, the derivatives were bifurcated from the host agreement and recorded at the fair value on June 1, 2020 of $51.3 million. The embedded derivatives and the host agreement together represented the combined principal and interest obligations of the Company to the lender. The Company presented the embedded derivatives together with the debt obligation in the consolidated balance sheets. The change in fair market value on embedded derivatives was $12.8 million for the year ended December 31, 2020, and was recorded under the caption change in fair value of embedded derivative in the accompanying consolidated statements of operations.
Term Loan 2 was prepaid by the Company on November 23, 2020, which resulted in the Company’s legal relief from all obligations under Term Loan 2. The Company’s prepayment of Term Loan 2 consisted of a cash payment to the lender for (1) the outstanding principal, (2) the outstanding accrued interest, and (3) legal and prepayment fees.
Term Loan 3
In conjunction with the Business Combination with Jaws, the Company entered into the Credit Agreement with Credit Suisse and the other lenders party thereto on November 23, 2020 under which Credit Suisse and the other lenders party thereto committed to extend credit to the Company in the initial amount of $685.0 million. The Credit Agreement initially consisted of (1) an initial term loan in the amount of $480.0 million (the “Initial Term Loan”), (2) delayed draw term loans (the “Delayed Draw Term Loans”) up to the aggregate amount of $175.0 million (the “Delayed Draw Term Commitments”), and (3) an initial revolving credit facility in the amount of $30.0 million (the “Initial Revolving Facility”).
On issuance, Term Loan 3 represented the principal amount of $480.0 million funded to the Company on November 23, 2020 by Credit Suisse and the other lenders. The Delayed Draw Term Commitments represented commitments from Credit Suisse and the other lenders to provide an aggregate amount of $175.0 million in additional term loans to the Company after November 23, 2020. As of December 31, 2021, the Company had fully drawn upon the Delayed Draw Term Commitments, and the $175.0 million of Delayed Draw Term Loans were combined with the Initial Term Loan into a single class of borrowings.
Term loan 3 is subject to principal amortization repayments due on the last business day of each calendar quarter equal to 0.25% of the initial principal amount, as applicable, based on the funding dates. Amortization payments commenced on March 31, 2021. The outstanding amount of unpaid principal and interest associated with Term loan 3 is due on the maturity date of November 23, 2027. Prior to the maturity date, the Company may elect to prepay, in whole or in part at any time without premium or penalty, other than in connection with certain repricing transactions and customary breakage costs.
The Company is also subject to mandatory prepayments on Term Loan 3 based on the occurrence of certain events after November 23, 2020 including, (1) an amount equal to a percentage between 50% and 0% of excess cash flow for the fiscal year ending December 31, 2022 and each subsequent fiscal year based on the Company’s first lien net leverage ratio (calculated as total consolidated debt secured by a first lien on any collateral, net of restricted cash. divided by consolidated Adjusted EBITDA (as defined in the Credit Agreement)) at the last day of the applicable fiscal year due only if and to the extent such calculated amount is greater than $3 million, (2) an amount equal to 100% of the net proceeds received in excess of $3 million individually in any fiscal year, or $10 million in the aggregate, pertaining to the disposition of assets that are not reinvested in assets useful to the Company’s business within 18 months of the disposition date, (3) an amount equal to 100% of the net proceeds received from the issuance of non-permitted
indebtedness that is not intended to refinance the Credit Agreement with Credit Suisse.
Following the close of the Business Combination, the Company triggered the mandatory prepayment of $400.0 million of the outstanding principal on the Term Loan from the net cash proceeds received from the PIPE financing. The Company’s partial extinguishment of this Term Loan consisted of a cash payment to the lender for (1) $400.0 million of the outstanding principal amount, and (2) the outstanding accrued interest in the amount of $0.7 million. The Company recorded a loss on extinguishment of debt of $13.1 million in the year ended December 31, 2021, which related to unamortized debt issuance costs. The $400.0 million mandatory prepayment was made without premium or penalty.

On June 11, 2021, the Company entered into an amendment to the Credit Agreement with Credit Suisse and the other lenders by adding an incremental team loan for a principal amount of $295.0 million. Additionally, on September 30, 2021, the Company amended its Credit Agreement with Credit Suisse and the other lenders by adding an incremental term loan for a principal amount of $100.0 million.
Eurodollar borrowings are subject to interest at a rate per annum equal to (1) the LIBOR for a one month interest period on such day, as adjusted via multiplication by the Credit Suisse’s statutory reserve rate and subject to a floor of 0.75% on the adjusted rate only for the Initial Term Loan and the Delayed Draw Term Loans, plus (2) the applicable rate of (a) 4.75% and (b) 4.5% after the Closing Date of the Business Combination, provided that if the Company achieves a public corporate rating from S&P of at least B and a public credit rating from Moody’s of at least B2, then for as long as such ratings remain in effect, a rate of 4.25% shall be applicable. Prior to November 23, 2020, the Company elected to treat Term loan 3 as Eurodollar borrowings. As of December 31, 2021, the stated interest rate for Term loan 3 was 5.25% and the effective interest rate for Term loan 3 was 5.74%. As of December 31, 2021, the Company’s Term Loan 3 bore interest of 5.25%.
On September 30, 2021, the Company and Credit Suisse amended the Term Loan to increase the Initial Revolving Facility by an additional $30.0 million. On December 10, 2021, the Company and Credit Suisse amended Term Loan to increase the Initial Revolving Facility by an additional $60.0 million for an aggregate amount of commitments of $120.0 million.
As of December 31, 2021, no loans were drawn under the Initial Revolving Facility and its available balance was $119.1 million. As of December 31, 2021, the Company had one letter of credit outstanding in favor of a third party in the amount of $0.9 million. As of December 31, 2020, no amounts were drawn from the Initial Revolving Facility and its available balance was $30.0 million.
On January 14, 2022, entered into the Sixth Amendment (“Sixth Amendment”) to the Credit Agreement, pursuant to which the outstanding principal amount of approximately $644.4 million of senior secured term loans maturing November 23, 2027 (the “Existing Term Loan”) were replaced with an equivalent amount of new term loan (the “New Term Loan”) having substantially similar terms as the Existing Term Loan, except with respect to the interest rate applicable to the New Term Loan, with the implementation of a forward-looking term rate based on the secured overnight financing rate (“Term SOFR”) as the replacement of LIBOR as the benchmark interest rate for borrowings, and certain other provisions. The New Term Loan replaced the Existing Term Loan in full. The interest rate applicable to the New Term Loan and borrowing under the Initial Revolving Facility was revised to Term SOFR plus 4.00%, plus the applicable credit spread adjustment (with a Term SOFR floor of 0.50%); provided that if the Company achieves a public corporate rating from S&P of at least B and a public rating from Moody’s of at least B2, then for as long as such ratings remain in effect, a margin of 3.75% shall be applicable. The interest rate applicable to the Existing Term Loan was LIBOR plus 4.50% (with a LIBOR floor of 0.75%).
Bridge Loan
On July 2, 2021, the Company entered into a Bridge Loan Agreement (the “Bridge Loan Agreement”) for a principal amount of $250.0 million (“Bridge Loan”) to finance a business acquisition. Pursuant to the Bridge Loan Agreement, the Bridge Loan bore interest, payable quarterly in arrears (or, with respect to Eurodollar borrowings, on the last day of the applicable interest period, or, if the interest period is greater than three months, in three month intervals), at a rate equal to adjusted LIBOR plus 6.5% per annum, or 6.65%.

The Bridge Loan was issued with debt issuance costs of $3.5 million, which fully amortized during the year ended December 31, 2021 and is included in the caption interest expense in the accompanying consolidated statements of operations.
On September 30, 2021, following the issuance of the Senior Notes, the Company repaid the Bridge Loan in full, consisting of (1) $250.0 million of principal and (2) $4.2 million of outstanding accrued interest.
Senior Notes
On September 30, 2021, the Company issued senior unsecured notes for a principal amount of $300.0 million (the “Senior Notes”) in a private offering. Proceeds from the Senior Notes were used to repay the $250.0 million Bridge Loan in full. The Senior Notes bear interest at 6.25% per annum, payable semi-annually on April 1st and October 1st of each year, commencing April 1, 2022. As of December 31, 2021, the effective interest rate of the Senior Notes was 6.65%. Principal on the Senior Notes is due in full on October 1, 2028. The Senior Notes are not subject to any amortization payments.
Prior to October 1, 2024, the Company may redeem some or all of the notes at a price equal to 100% of the principal amount redeemed, plus accrued and unpaid interest, plus a make-whole premium. Prior to October 1, 2024, the Company may also redeem up to 40% of the aggregate principal amount of the notes with the net cash proceeds of certain equity offerings, at a redemption price of 106.25%, plus accrued and unpaid interest. On or after October 1, 2024, the Company may redeem some or all of the Notes at a redemption price of 100%—103.13%, plus accrued and unpaid interest, depending on the date that the Senior Notes are redeemed.
The Senior Notes were issued with debt issuance costs of $6.8 million, which are included in the caption notes payable, net of current portion and debt discount in the accompanying consolidated balance sheets.
Future Principal Payments on Term Loan and Senior Notes
The following table sets forth the Company’s future principal payments as of December 31, 2021, assuming another mandatory prepayment does not occur:

(in thousands)
Year ending December 31,	Amount
2022	$6,493
2023	6,493
2024	6,493
2025	6,493
2026	6,493
Thereafter	911,967

Total	$944,432

As of December 31, 2021 and December 31, 2020, the balance of debt issuance costs totaled $23.3 million and $24.9 million, respectively, and were being amortized into interest expense over the life of the loan using the effective interest method. Of the balance as of December 31, 2021, $22.7 million was related to the Term Loan and the Senior Notes reflected as a direct reduction to the long-term debt balances, while the remaining $0.6 million was related to the Initial Revolving Facility, and reflected in prepaid expenses and other current assets.
For the years ended December 31, 2021, 2020 and 2019 the Company recognized interest expense of $51.3 million, $34.0 million and $10.2 million, respectively, of which $4.9 million, $6.7 million and $0.5 million, respectively, were related to the amortization of debt issuance costs.